Exhibit 10.1


                 SIXTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "AGREEMENT") is entered into to be effective as of December 22, 2005, by and among HOME INTERIORS & GIFTS, INC., a Texas corporation ("BORROWER"), each lender party to the Credit Agreement (collectively, "LENDERS" and individually, a "LENDER"), and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT").

                                 R E C I T A L S
                                 ---------------

         A. Reference is hereby made to that certain Credit Agreement dated as of March 31, 2004, executed by Borrower, Administrative Agent, and Lenders (as amended, the "CREDIT AGREEMENT").

         B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

         C. Borrower and Lenders desire to waive and modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. (a) WAIVER. Subject to compliance with CLAUSE (B) below, Lenders hereby waive during the period from and including June 30, 2005 to but excluding January 11, 2006 (the "WAIVER PERIOD"), compliance by Borrower with the Consolidated Leverage Ratio set forth in SECTION 7.1(A) of the Credit Agreement and the Consolidated Interest Coverage Ratio set forth in SECTION 7.1(B) of the Credit Agreement, in each case for the period ending on each of June 30, 2005, September 30, 2005, and December 31, 2005 (it being understood that such waiver shall expire on January 11, 2006 such that any Default or Event of Default that would have occurred during the period from and including June 30, 2005 to but excluding January 11, 2006 (without giving effect to any waiver by Lenders of such Default or Event of Default) shall be deemed to have occurred on January 11, 2006 and shall be continuing thereafter).

                  (b) CONDITIONS OF WAIVER. During the Waiver Period, Borrower shall, and shall cause its Subsidiaries, to (A) conduct its business in the ordinary course consistent with past practice and (B) not (without the prior written consent of the Required Lenders) (i) enter into any acquisition, sale or transfer of any asset by Borrower or any of its Subsidiaries other than (A) for consideration of less than $500,000 in any one transaction or in the aggregate consistent with past practice or (B) sales and purchases of inventory and raw materials in the ordinary course of business consistent with past practice; (ii) change any accounting methods or practices (including any change in depreciation or amortization policies or rates) unless such change is required by GAAP; (iii) effect any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of Borrower, or any direct or indirect redemption, purchase or other acquisition by Borrower of any of its shares of capital stock; (iv) enter into any material agreement, not made in the ordinary course of business, or any amendment or termination (not made in the ordinary course of business) of, or breach by Borrower or any of its Subsidiaries under, any material agreement to which Borrower or any Subsidiary is a party or by which it is bound, including any lease related to the lease to any office or other real estate, including by way of extension (other than an extension of only one (1) additional month) of the term of any such lease expiring during the term of this Waiver Period, but excluding purchase orders and other agreements relating to sales and purchases of inventory and raw materials in the ordinary course of business consistent with past practice; (v) enter into any agreement with any officer, director or employee other than any agreements or arrangements entered into in the ordinary course of business consistent with past practice and Borrower's or the applicable Subsidiary's existing employment policies with any officer or employee in connection with the hiring or termination of any such officer or employee, including any confidentiality, non-competition, assignment of inventions, separation, or other similar agreements, but excluding any employment agreements with any such officers or employees; (vi) make any amendment or change to its organizational documents; (vii) increase or make any modification to the base compensation payable or to become payable by Borrower or any of its Subsidiaries to any of its directors or officers (or equivalent positions); or (viii) change the capital structure of Borrower, including, but not limited to, any reclassification, combination, subdivision, share split, reverse share split, reorganization, recapitalization or other like change. In addition, Borrower agrees that within one (1) Business Day of the date of this Agreement, the Required Lenders and their affiliates shall have received from Borrower no less than fifty percent (50%) of the total the legal fees and expenses of the Required Lenders and their affiliates invoiced to Borrower as of December 21, 2005, provided that Borrower acknowledges that such fees and expenses paid hereunder do not constitute all of the fees and expenses of the Required Lenders and their affiliates incurred through the date hereof.

         Borrower and the Loan Parties acknowledge that this CLAUSE (B) is intended solely to provide additional restrictions on the Borrower and its Subsidiaries and does not authorize or permit any activities or actions by the Borrower or any other Loan Party that would otherwise be restricted by the Credit Agreement or any other Loan Document. Furthermore, it is acknowledged by the Borrower and the other Loan Parties that any breach of this CLAUSE (B) shall result in an immediate expiration of the Waiver Period, and that any Default or Event of Default that would have occurred during the Waiver Period (without giving effect to any waiver by Lenders of such Default or Event of Default) shall be deemed to have occurred on the date that Borrower fails to comply with any of the provisions of this CLAUSE (B).

         2. AMENDMENTS TO THE CREDIT AGREEMENT.

         (a) SECTION 1.1 of the Credit Agreement is hereby amended to delete the definition of "WAIVER Period" in its entirety and replace such definition with the following:

                  "Waiver Period": the period from and including September 29, 2005 to but excluding January 11, 2006.

         (b) SECTION 7.10(E) of the Credit Agreement is hereby amended by inserting the words "and December 31, 2005" immediately after the date "September 30, 2005" in the proviso thereto.


         3. AMENDMENTS TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

         (A) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

         (B) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

         4. REPRESENTATIONS. Each Loan Party that is a party hereto represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each such Loan

Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each such Loan Party of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether enforcement is sought by proceedings in equity or law)); (d) the execution, delivery, and performance by each Loan Party that is a party hereto of this Agreement do not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which any such Loan Party that is a party or by which any such Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement (after giving effect hereto), except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Agreement, no Default or Event of Default exists.

         5. CONDITIONS. This Agreement shall not be effective unless and until this Agreement is executed by the Borrower and the Required Lenders and the Ratification attached hereto and made a part of this Agreement is executed by each other Loan Party.

         6. CONTINUED EFFECT. Except to the extent amended or waived hereby, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. Borrower acknowledges and agrees that nothing in this Agreement shall, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute an indication of the Lenders' willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of compliance with any such provision not referenced in
SECTION 1(A) of this Agreement or for any other time period.

         7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed -- and its performance enforced -- under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart signature page of this Agreement or the Ratification attached hereto by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.

         8. PARTIES. This Agreement binds and inures to the benefit of Borrower, the other Loan Parties, the Administrative Agent and each Lender and their respective successors and permitted assigns.

         9. RELEASE. THE LOAN PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM ADMINISTRATIVE AGENT OR ANY LENDER TO THE LOAN PARTIES UNDER THE CREDIT AGREEMENT OR THE OTHER

LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY LENDER. THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE LOAN PARTIES MAY NOW OR HEREAFTER HAVE AGAINST ADMINISTRATIVE AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY CREDIT ACCOMMODATIONS UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT OR ANY PREVIOUS AMENDMENTS.

         10. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


    [Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    Gleneagles Trading LLC, as a Lender


                                    By: /s/ M. Cristina Higgins
                                        ----------------------------------------
                                        Name:  M. Cristina Higgins
                                               ---------------------------------
                                        Title:  Assistant Vice President
                                                --------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                             Grand Central Asset Trust, HLD Series, as a Lender


                             By: /s/ Eugene Caraus
                                 -----------------------------------------------
                                 Name:  Eugene Caraus
                                        ----------------------------------------
                                 Title:  Attorney-in-fact
                                         ---------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                 Pioneer Floating Rate Trust, as a Lender


                                 By: /s/ Joe Dougherty
                                     -------------------------------------------
                                     Name:  Joe Dougherty
                                            ------------------------------------
                                     Title:  Portfolio Management
                                             -----------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                             First Trust/Highland Capital Floating Rate
                             Income Fund II, as a Lender


                             By: /s/ Joe Dougherty
                                 -----------------------------------------------
                                 Name:  Joe Dougherty
                                        ----------------------------------------
                                 Title:  Portfolio Manager
                                         ---------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                             First Trust/Highland Capital Floating Rate
                             Income Fund, as a Lender


                             By:      /s/ Joe Dougherty
                                      ------------------------------------------
                                      Name:  Joe Dougherty
                                             -----------------------------------
                                      Title:  Portfolio Manager
                                              ----------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                               Highland Floating Rate Average Fund, as a Lender


                               By: /s/ Joe Dougherty
                                   ---------------------------------------------
                                   Name:  Joe Dougherty
                                          --------------------------------------
                                   Title:  Senior Vice President
                                           -------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                  Highland Floating Rate LLC, as a Lender


                                  By: /s/ Joe Dougherty
                                      ------------------------------------------
                                      Name:  Joe Dougherty
                                             -----------------------------------
                                      Title:  Senior Vice President
                                              ----------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                        California Public Employees' Retirement System
                        By: Highland Capital Management, L.P., As Authorized
                            Representative of the Board
                        By: Strand Advisors, Inc., Its General Partner,
                            as a Lender


                        By: /s/ Chad Schramek
                            ----------------------------------------------------
                            Name:  Chad Schramek
                                   ---------------------------------------------
                            Title:  Assistant Treasurer , Strand Advisors, Inc.,
                                    --------------------------------------------
                                    General Partner of Highland Capital
                                    Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                      Pam Capital Funding L.P.
                      By:  Highland Capital Management, L.P., As Collateral
                           Manager
                      By:  Strand Advisors, Inc., Its General Partner, as a
                           Lender


                      By:  /s/ Chad Schramek
                           -----------------------------------------------------
                           Name:  Chad Schramek
                                  ----------------------------------------------
                           Title:  Assistant Treasurer , Strand Advisors, Inc.,
                                   ---------------------------------------------
                                   General Partner of Highland Capital
                                   Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                    Jasper CLO, Ltd.
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner, as a Lender


                    By: /s/ Chad Schramek
                        --------------------------------------------------------
                        Name:  Chad Schramek
                               -------------------------------------------------
                        Title:   Assistant Treasurer , Strand Advisors, Inc.,
                                 -----------------------------------------------
                                 General Partner of Highland Capital
                                 Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                     Loan Funding VII LLC

                     By: Highland Capital Management, L.P.,
                         As Collateral Manager
                     By: Strand Advisors, Inc., Its General Partner,
                         as a Lender


                     By: /s/ Chad Schramek
                         -------------------------------------------------------
                         Name:  Chad Schramek
                                ------------------------------------------------
                         Title:  Assistant Treasurer , Strand Advisors, Inc.,
                                 -----------------------------------------------
                                 General Partner of Highland Capital
                                 Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                    Southfork CLO, Ltd.
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner, as a Lender


                    By: /s/ Chad Schramek
                        --------------------------------------------------------
                        Name:  Chad Schramek
                               -------------------------------------------------
                        Title:  Assistant Treasurer , Strand Advisors, Inc.,
                                ------------------------------------------------
                                General Partner of Highland Capital
                                Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                   Loan Funding IV LLC
                   By: Highland Capital Management, L.P., As Collateral Manager
                   By: Strand Advisors, Inc., Its General Partner, as a Lender


                   By: /s/ Chad Schramek
                       ---------------------------------------------------------
                       Name:  Chad Schramek
                              --------------------------------------------------
                       Title:  Assistant Treasurer , Strand Advisors, Inc.,
                               -------------------------------------------------
                               General Partner of Highland Capital
                               Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                    Highland Loan Funding V Ltd.
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner, as a Lender


                    By: /s/ Chad Schramek
                        --------------------------------------------------------
                        Name:  Chad Schramek
                               -------------------------------------------------
                        Title:  Assistant Treasurer , Strand Advisors, Inc.,
                                ------------------------------------------------
                                General Partner of Highland Capital
                                Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                   Highland Legacy Limited
                   By: Highland Capital Management, L.P., As Collateral Manager
                   By: Strand Advisors, Inc., Its General Partner, as a Lender


                   By: /s/ Chad Schramek
                       ---------------------------------------------------------
                       Name:  Chad Schramek
                              --------------------------------------------------
                       Title:  Assistant Treasurer , Strand Advisors, Inc.,
                               -------------------------------------------------
                               General Partner of Highland Capital
                               Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                    Restoration Funding CLO. Ltd.
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner, as a Lender


                    By: /s/ Chad Schramek
                        --------------------------------------------------------
                        Name:  Chad Schramek
                               -------------------------------------------------
                        Title:   Assistant Treasurer , Strand Advisors, Inc.,
                                 -----------------------------------------------
                                 General Partner of Highland Capital
                                 Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                    ELF Funding Trust I
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner, as a Lender


                    By: /s/ Chad Schramek
                        --------------------------------------------------------
                        Name:  Chad Schramek
                               -------------------------------------------------
                        Title:   Assistant Treasurer , Strand Advisors, Inc.,
                                 -----------------------------------------------
                                 General Partner of Highland Capital
                                 Management, L.P.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                      Burnett Partners, LLC, as a Lender


                                      By:  /s/ Patrick Dougherty
                                           -------------------------------------
                                           Name:  Patrick Dougherty
                                                  ------------------------------
                                           Title:  Secretary
                                                   -----------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    Atascosa Investments, LLC, as a Lender


                                    By:  /s/ Patrick Dougherty
                                         ---------------------------------------
                                         Name:  Patrick Dougherty
                                                --------------------------------
                                         Title:  Secretary
                                                 -------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                 Gillespie Income Fund, LLC, as a Lender


                                 By:  /s/ Patrick Dougherty
                                      ------------------------------------------
                                      Name:  Patrick Dougherty
                                             -----------------------------------
                                      Title:  Secretary
                                              ----------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                              Hopkins Capital Partners, LLC, as a Lender


                              By:  /s/ Patrick Dougherty
                                   ---------------------------------------------
                                   Name:  Patrick Dougherty
                                          --------------------------------------
                                   Title:  Secretary
                                           -------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    Milam High Yield Fund, LLC, as a Lender


                                    By: /s/ Patrick Dougherty
                                        ----------------------------------------
                                        Name:  Patrick Dougherty
                                               ---------------------------------
                                        Title:  Secretary
                                                --------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                         Navarro Investment Partners, LLC, as a Lender


                         By:  /s/ Patrick Dougherty
                              --------------------------------------------------
                              Name:  Patrick Dougherty
                                     -------------------------------------------
                              Title:  Secretary
                                      ------------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                Presidio Capital Management, LLC, as a Lender


                                By:  /s/ Patrick Dougherty
                                     -------------------------------------------
                                     Name:  Patrick Dougherty
                                            ------------------------------------
                                     Title:  Secretary
                                             -----------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                  Home Interiors & Gifts, Inc., a Texas Corporation, as a Lender


                  By:  /s/ Michael D. Lohner
                       ---------------------------------------------------------
                       Name:  Michael D. Lohner
                              --------------------------------------------------
                       Title:  President and Chief Executive Officer
                               -------------------------------------------------

                                  RATIFICATION

Each of the undersigned, in its capacity as a Guarantor under the Guarantee and Collateral Agreement, does hereby (a) agree to the release set forth in SECTION 9 in the foregoing Sixth Amendment and Waiver to Credit Agreement, (b) consent, acknowledge and agree to the transactions described in the foregoing Sixth Amendment and Waiver to Credit Agreement and (c) after giving effect to such Sixth Amendment and Waiver to Credit Agreement, (i) confirms, reaffirms and restates the representations and warranties made by it in each Loan Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Loan Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Sixth Amendment and Waiver to Credit Agreement.


                          DWC GP, INC.
                          HOME INTERIORS DE PUERTO RICO, INC.
                          SPRING VALLEY SCENTS, INC.
                          EM BEOHM, INC.
                          HOMCO, INC.
                          GIA, INC.

                          By:  /s/ Michael D. Lohner
                               -------------------------------------------------
                               Name:  Michael D. Lohner
                                      ------------------------------------------
                               Title:  President
                                       -----------------------------------------


                          DOMISTYLE, INC.

                          By:  /s/ Michael D. Lohner
                               -------------------------------------------------
                               Name:  Michael D. Lohner
                                      ------------------------------------------
                               Title:  Chief Executive Officer
                                       -----------------------------------------


                          HIG INVESTMENTS, INC.

                          By:  /s/ Gordon W. Stewart
                               -------------------------------------------------
                               Name:    Gordon W. Stewart
                                        ------------------
                               Title:   President and Secretary
                                        ----------------------------------------


                           DALLAS WOODCRAFT COMPANY, LP.

                               BY:  DWC GP, INC., ITS GENERAL PARTNER

                               By:  /s/ Michael D. Lohner
                                    --------------------------------------------
                                    Name:  Michael D. Lohner
                                           -------------------------------------
                                    Title:  President
                                            ------------------------------------

                           LAREDO CANDLE COMPANY, LP.

                                   BY: SPRING VALLEY SCENTS, INC.,
                                       ITS GENERAL PARTNER

                                   By:  /s/ Michael D. Lohner
                                        ----------------------------------------
                                        Name:  Michael D. Lohner
                                               ---------------------------------
                                        Title:  President
                                                --------------------------------